                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                      Pegasus Investors IV, L.P.

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos Cob, CT 06807

Date of Event Requiring Statement:         11/17/11

Name:                                      Pegasus Investors IV GP, L.L.C.

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos Cob, CT 06807

Date of Event Requiring Statement:         11/17/11

Name:                                      Pegasus Capital, LLC

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos  Cob, CT 06807

Date of Event Requiring Statement:         11/17/11

Name:                                      Craig Cogut

Address:                                   C/O Pegasus Capital Advisors, L.P.
                                           99 River Road
                                           Cos Cob, CT 06807

Date of Event Requiring Statement:         11/17/11